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                                  CorpExec VUL
          Corporate Executive Series Variable Universal Life Insurance

                                  Investing in
    NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I

                       Supplement dated November 12, 2004
                to Prospectus dated May 1, 2004, as Supplemented


     This supplement amends the May 1, 2004 Prospectus for the CorpExec VUL:
Corporate Executive Series Variable Universal Life Insurance Policies ("Policies"), as amended on July 1, 2004. You should read this information carefully before you invest. This supplement is not valid unless it is read in conjunction with the May 1, 2004 Prospectus for the Policies, as amended. The terms we use in this supplement have the same meanings as in the Prospectus for the Policies.

     The purpose of this supplement is to create an enhanced current Fixed Account interest crediting rate beginning November 12, 2004 for certain corporate sponsored plans ("Plans") that purchase or have inforce CorpExec VUL IV policies, as follows:

I.   Fixed Account Interest Crediting

     On page 20 of the Prospectus, delete the two paragraphs under the section entitled, "Interest Crediting," and replace them with the following:

     Interest Crediting

          Any amount in the Fixed Account is credited with interest using a fixed interest rate, which we will declare periodically in advance. This rate will never be less than 3% per year.

          Interest accrues daily and is credited on each Monthly Deduction Day. All Net Premiums applied to, and amounts transferred to, less amounts withdrawn, transferred from or charged against the Fixed Account receive the rate in effect at that time.

          We also offer an enhanced current Fixed Account interest crediting rate for Plans where the aggregate premium allocated to the Fixed Account for Policies owned under such a Plan is $5,000,000 or more on the Plan issue date. Policies will also qualify for this enhancement if, on the Plan anniversary in Years 2 - 15, the aggregate Cash Value in the Fixed Account for the Policies is at least $4,500,000.

          Policies of Plans may qualify for the enhanced current Fixed Account interest crediting rate in two ways:

          (1) For new Plans, the qualification is based on $5,000,000 of aggregate premium allocated to the Fixed Account as of the Plan issue date for Policies owned by the Plan. The Policies under such Plans would receive the enhanced current Fixed Account interest crediting rate if the aggregate value in the Fixed Account for all Policies under the Plan falls below $5,000,000, as long as no transfers, loans, partial withdrawals, or surrenders were taken from the Fixed Account of any Policy in the Plan.

          2) For inforce Plans, Policies would qualify for the enhanced current Fixed Account interest crediting rate in Years 2 - 15 if the aggregate Cash Value in the Fixed Account for all Policies in the Plan is at least $4,500,000 as of the Plan anniversary date.

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The qualification date for each Policy under the Plan for the enhanced current
Fixed Account interest crediting rate is the Plan anniversary date. Some Policy anniversary dates may differ from the Plan anniversary date. The enhanced current Fixed Account interest crediting rate will apply to these Policies on their respective anniversary based upon the qualification of the Plan. All Policies will receive the enhanced current Fixed Account interest crediting rate for a full policy year.

Policies eligible for the enhanced rate will receive the following increase in the current Fixed Account crediting rate:

                         Policy Years 2-5        0.35%
                         Policy Years 6-8        0.65%
                         Policy Years 9-10       0.60%
                         Policy Year 11          0.40%
                         Policy Year   12-13     0.20%
                         Policy Year   14-15     0.10%




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                New York Life Insurance and Annuity Corporation
                            (A Delaware Corporation)
                               51 Madison Avenue
                            New York, New York 10010